UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4074

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	04/30/04

SSL-DOCS2 70134233v1

FORM N-CSR

Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

General New York
Municipal Bond Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for General New York Municipal Bond Fund, Inc. covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Monica Wieboldt.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did General New York Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund achieved a total return of 0.61%.1 The Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 1.19% for the same period.2 In addition, the fund is reported in the Lipper New York Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 0.71%.3

The municipal bond market experienced heightened volatility during the reporting period as concerns intensified regarding the potential impact of a recovering economy on interest rates.The fund produced a lower return than its benchmark and Lipper category average, partially due to credit-related difficulties affecting a few of the fund’s holdings. In addition, the fund’s benchmark contains bonds from many states, not just New York, and does not reflect fees and other expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes, to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes.The fund will invest at least 65% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 35% of its assets in municipal bonds rated below investment grade (“high-yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

DISCUSSION OF FUND PERFORMANCE (continued)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, stronger than expected economic growth had already sparked a sharp decline in the prices of tax-exempt bonds. Although the bond market subsequently rebounded, renewed weakness stemming from rising inflationary pressures toward the end of the reporting period offset any gains achieved in the interim, and municipal bond prices ended the reporting period little changed from where they began.

On a more positive note, the improving economy helped relieve some of the fiscal pressures that have plagued many states and municipalities over the past several years. In New York City, better business conditions on Wall Street have led to higher tax revenues and projections for a modest budget surplus for the current fiscal year. Accordingly, one of the major credit rating agencies upgraded New York City’s outlook from negative to stable during the reporting period. However, New York state continues to face a multi-billion dollar budget shortfall for its next fiscal year.

As a result of these factors, the fund saw good results from its New York City holdings, as demand remains strong for city-issued bonds, particularly toward the longer end of the yield curve where issuance has been relatively limited. Issues that provided a greater degree of coupon protection (that is, coupons that trade at a premium) performed well when economic data began to suggest that interest rates may already have hit their lows for the current cycle.

In addition, the fund benefited from a gradual decrease in the percentage of assets invested in intermediate-term securities and a corresponding increase in its holdings of longer-term bonds.As part of our effort to manage risks by diversifying the fund’s assets more broadly among bonds of various maturities, this shift helped boost the fund’s performance when longer-term bonds provided higher total returns than intermediate-term bonds.

What is the fund’s current strategy?

We gradually have adopted what we consider to be a conservative investment posture in the current environment. In addition to attempting to diversify more broadly among bonds of various maturities, we have also strived to increase diversification among issuers. When purchasing new securities, we generally have focused on “single-A” or higher-rated bonds selling at premiums to their face values. Historically, such bonds have held more of their value in declining and volatile markets.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)

	Principal
Long-Term Municipal Investments—98.2%	Amount ($)		Value ($)

New York—93.7%
Albany Industrial Development Agency, LR
(New York State Department of Health
Building Project) 7.25%, 10/1/2010	1,710,000	[a]	748,125
Hempstead Industrial Development Agency,
Civic Facility Revenue (Hofstra University
Civic Facility) 5%, 7/1/2033	3,360,000		3,252,077
Huntington Housing Authority, Senior Housing
Facility Revenue (Gurwin Jewish
Senior Residences) 6%, 5/1/2029	1,370,000		1,291,047
Islip Resource Recovery Agency, RRR:
5%, 7/1/2013 (Insured; FSA)	2,000,000		2,063,700
6.125%, 7/1/2013 (Insured; AMBAC)
(Prerefunded 7/1/2004)	1,425,000	[b]	1,464,202
Jefferson County Industrial Development
Agency, SWDR (International Paper
Company) 5.20%, 12/1/2020	2,000,000		1,986,740
Long Island Power Authority, Electric System Revenue
5.25%, 12/1/2014	3,000,000		3,199,440
Metropolitan Transportation Authority:
Dedicated Tax Fund 5%, 11/15/2007	4,525,000		4,914,105
Revenue:
5%, 11/15/2009 (Insured; MBIA)	3,080,000		3,374,202
5.50%, 11/15/2018 (Insured; AMBAC)	4,000,000		4,348,960
Transit Facilities Revenue:
5.125%, 7/1/2014 (Insured; FSA)
(Prerefunded 1/1/2012)	1,220,000	[b]	1,335,534
5.125%, 7/1/2014 (Insured; FSA)
(Prerefunded 7/1/2012)	2,780,000	[b]	3,052,857
6%, 7/1/2016 (Insured; FSA)
(Prerefunded 7/1/2008)	5,000,000	[b]	5,655,800
Nassau County Industrial Development
Agency, IDR (Keyspan-Glenwood
Energy Project) 5.25%, 6/1/2027	4,000,000		3,952,880
New York City:
6.375%, 8/15/2012 (Prerefunded 8/15/2005)	2,670,000	[b]	2,863,335
5.875%, 8/15/2013	3,300,000		3,578,553
5.25%, 8/1/2016 (Insured; MBIA)	4,505,000		4,792,915
6%, 8/1/2016	2,080,000		2,240,077
6%, 8/1/2016 (Prerefunded 8/1/2006)	1,920,000	[b]	2,119,776
5%, 8/1/2021	3,000,000		3,015,300
5.50%, 8/1/2021	2,500,000		2,651,375
5.50%, 6/1/2023	1,600,000		1,690,672

6

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York City Industrial Development Agency:
Civic Facility Revenue:
(College of Aeronautics Project) 5.50%, 5/1/2028	1,600,000		1,575,904
(Spence School Inc. Project) 5.20%, 7/1/2034	1,000,000		1,013,340
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue:
5.375%, 6/15/2015	1,070,000		1,156,124
9.392%, 6/15/2015	3,000,000	[c,d]	3,482,910
5.75%, 6/15/2031 (Insured; FGIC)	2,000,000		2,145,520
5.25%, 6/15/2034	2,490,000		2,532,654
5%, 6/15/2035	2,000,000		1,973,140
New York City Transitional Finance Authority,
Future Tax Secured Revenue:
9.33%, 5/1/2012	3,500,000	[c,d]	4,258,065
6%, 11/15/2013	760,000		860,556
6%, 11/15/2013 (Prerefunded 5/15/2010)	2,240,000	[b]	2,595,309
5.50%, 11/1/2026	2,200,000		2,431,528
5.25%, 2/1/2029	4,000,000		4,325,760
Zero Coupon, 11/1/2011	4,000,000		2,968,480
State of New York:
5%, 4/15/2009	2,000,000		2,177,420
5.70% 3/15/2013 (Prerefunded 3/15/2005)	2,000,000	[b]	2,096,120
New York State Dormitory Authority, Revenue:
(Columbia University):
5.125%, 7/1/2021	3,630,000		3,816,800
5%, 7/1/2024	2,000,000		2,040,860
Consolidated City University Systems:
5.35%, 7/1/2009 (Insured; FGIC)	3,000,000		3,299,670
5.75%, 7/1/2013 (Insured; AMBAC)	1,100,000		1,248,291
5.625%, 7/1/2016	2,500,000		2,787,275
5.75%, 7/1/2016 (Insured; FGIC)	2,000,000		2,228,520
5.75%, 7/1/2018	2,500,000		2,852,025
Court Facilities, Lease 5.25%, 5/15/2012	3,220,000		3,452,065
Department of Health:
5.75%, 7/1/2017 (Insured; MBIA)
(Prerefunded 7/1/2006)	2,075,000	[b]	2,284,948
5.75%, 7/1/2017 (Insured; MBIA)	2,665,000		2,934,032
(Roswell Park Cancer Center)
6.625%, 7/1/2024 (Prerefunded 7/1/2005)	2,700,000	[b]	2,915,622
(Fordham University) 5%, 7/1/2028 (Insured; MBIA)	1,500,000		1,504,245
Insured Mortgage, Hospital (Lutheran Medical
Center) 5%, 8/1/2016 (Insured; MBIA)	1,000,000		1,047,940

		The Fund

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York State Dormitory Authority, Revenue (continued):
(Lenox Hills Hospital Obligated Group)
5.50%, 7/1/2030	1,000,000		1,018,680
(Manhattan College) 5.50%, 7/1/2016	2,000,000		2,161,980
Mental Health Facilities Improvement 5%, 2/15/2028	1,000,000		987,590
(Miriam Osborne Memorial Home)
6.875%, 7/1/2019 (Insured; ACA)	1,475,000		1,650,658
(New York Methodist Hospital) 5.25%, 7/1/2033	2,500,000		2,443,250
(New York University)
5.50%, 7/1/2040 (Insured; AMBAC)	3,500,000		3,848,180
(North Shore Long Island Jewish Group)
5.50%, 5/1/2033	1,000,000		1,010,250
Secured Hospital:
(New York Downtown Hospital)
5.30%, 2/15/2020 (Insured; MBIA)	2,500,000		2,636,625
(North General Hospital) 5.75%, 2/15/2016	4,035,000		4,448,426
State Personal Income Tax, Education
5.375%, 3/15/2022	1,000,000		1,059,260
State University Educational Facilities:
5.875%, 5/15/2017	2,060,000		2,340,366
6%, 5/15/2025 (Prerefunded 5/15/2005)	3,825,000	[b]	4,084,641
Lease 5.50%, 7/1/2026 (Insured; FGIC)
(Prerefunded 7/1/2011)	1,475,000	[b]	1,662,045
(Winthrop-South Nassau University Hospital
Obligated Group) 5.50%, 7/1/2023	1,825,000		1,865,059
New York State Energy Research and Development
Authority, Gas Facilities Revenue (Brooklyn Union
Gas Co. Project) 6.368%, 4/1/2020	5,000,000		5,598,650
New York State Environmental Facilities Corp.:
Clean Water and Drinking Water Revenue
(New York City Municipal Water Project)
5.25%, 6/15/2019	3,000,000		3,186,150
(Pooled Financing Program) 5.25%, 6/15/2013	2,780,000		3,066,145
New York State Housing Finance Agency, Revenue:
(Housing Mortgage Project)
6.10%, 11/1/2015 (Insured; FSA)	1,760,000		1,843,618
(LooseStrife Fields Apartments and Fairway Manor)
6.75%, 11/15/2036 (Insured; FHA)	3,200,000		3,413,024
Service Contract Obligation:
6%, 9/15/2016 (Prerefunded 9/15/2008)	1,770,000	[b]	1,994,170
6%, 9/15/2016	370,000		403,074
6%, 9/15/2016 (Prerefunded 9/15/2006)	6,535,000	[b]	7,263,522
5.50%, 9/15/2018	2,000,000		2,136,620

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York State Medical Care Facilities Finance Agency,
Hospital & Nursing Home Insured Mortgage Revenue:
6.125%, 2/15/2015 (Insured; FHA)	4,010,000		4,200,555
6.125%, 2/15/2015 (Insured; MBIA)	3,065,000		3,221,989
New York State Mortgage Agency,
Homeowner Revenue, 6%, 4/1/2017	2,000,000		2,102,760
New York State Power Authority:
5%, 11/15/2013	3,000,000		3,243,630
8.82%, 11/15/2015 (Insured; MBIA)	3,000,000	[c,d]	3,365,760
5%, 11/15/2020	2,500,000		2,579,725
New York State Thruway Authority:
Highway and Bridge Trust Fund
5.50%, 4/1/2016 (Insured; FGIC)	1,225,000		1,333,143
Service Contract Revenue,
Local Highway and Bridge:
6%, 4/1/2012	1,230,000		1,369,998
6%, 4/1/2012 (Prerefunded 4/1/2007)	1,965,000	[b]	2,210,959
6.25%, 4/1/2014 (Prerefunded 4/1/2005)	2,000,000	[b]	2,129,600
5.75%, 4/1/2019 (Prerefunded 4/1/2009)	2,000,000	[b]	2,273,420
5.25%, 4/1/2020 (Prerefunded 4/1/2011)	3,295,000	[b]	3,654,023
New York State Urban Development Corp.,
Correctional Facilities Revenue:
5.50%, 1/1/2014	3,000,000		3,277,710
5.50%, 1/1/2014 (Insured; FSA)	3,000,000		3,346,290
5.375%, 1/1/2015 (Insured; FSA)
(Prerefunded 1/1/2006)	3,000,000	[b]	3,233,490
Correctional and Youth Facilities, Service
Contract Revenue:
5.25%, 1/1/2010	2,000,000		2,189,780
5%, 1/1/2019	2,000,000		2,150,420
State Personal Income Tax, Facilities and
Equipment 5.50%, 3/15/2020 (Insured; FGIC)	3,000,000		3,255,060
Newburgh Industrial Development Agency, IDR
(Bourne and Kenney Redevelopment Co.):
5.65%, 8/1/2020 (Guaranteed; SONYMA)	25,000		25,964
5.75%, 2/1/2032 (Guaranteed; SONYMA)	1,535,000		1,557,595
Niagara County Industrial Development Agency, SWDR:
5.625%, 11/15/2014	2,000,000		2,093,780
5.55%, 11/15/2024	1,500,000		1,576,425
North Country Development Authority, Solid Waste
Management System Revenue
6%, 5/15/2015 (Insured; FSA)	2,260,000		2,589,305

		The Fund

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
Onondaga County Industrial Development Agency,
Sewer Facilities Revenue (Bristol Meyers
Squibb Co. Project) 5.75%, 3/1/2024	4,000,000		4,252,000
Orange County Industrial Development Agency,
Life Care Community Revenue
(Glenn Arden Inc. Project) 5.625%, 1/1/2018	1,000,000		878,710
Port Authority of New York and New Jersey:
5.80%, 11/1/2010 (Insured; FGIC)	6,910,000		7,225,096
Special Obligation Revenue
(Special Project-JFK International Air Terminal)
6.25%, 12/1/2013 (Insured; MBIA)	5,000,000		5,587,850
Rensselaer County Industrial Development Agency, IDR
(Albany International Corp.) 7.55%, 6/1/2007	4,000,000		4,525,040
Tobacco Settlement Financing Corp., Revenue:
5.50%, 6/1/2018	1,000,000		1,068,160
5.50% 6/1/2021	3,000,000		3,167,730
5.25%, 6/1/2022 (Insured; AMBAC)	2,510,000		2,598,829
Triborough Bridge and Tunnel Authority,
General Purpose Revenue:
6.125%, 1/1/2021	5,000,000		5,902,450
5.50%, 1/1/2030 (Prerefunded 1/1/2022)	2,000,000	[b]	2,223,440
Ulster County Industrial Development Agency,
Civic Facility (Benedictine Hospital Project)
6.45%, 6/1/2024	1,950,000		1,780,389
Yonkers Industrial Development Agency,
Civic Facility Revenue (Saint Joseph
Hospital of Yonkers) 5.90%, 3/1/2008	3,200,000		3,082,368
U.S. Related—4.5%
Children’s Trust Fund of Puerto Rico,
Tobacco Settlement Revenue
6%, 7/1/2026 (Prerefunded 7/1/2010)	2,695,000	[b]	3,121,645
Commonwealth of Puerto Rico, Public Improvement:
5.50%, 7/1/2015 (Insured; FSA)	25,000		28,265
9.711%, 7/1/2015	3,800,000	[c,d]	4,792,750
Puerto Rico Electric Power Authority, Power
Revenue 5.625%, 7/1/2019 (Insured; FSA)	3,000,000		3,308,790

			Principal
Long-Term Municipal Investments (continued)			Amount ($)		Value ($)

U.S. Related (continued)
Puerto Rico Highway and Transportation Authority,
Transportation Revenue
5.75%, 7/1/2019 (Insured; MBIA)			2,420,000		2,701,639
Total Long-Term Municipal Investments
(cost $	291,646,274)				304,945,310

Short-Term Municipal Investment—.1%

New York;
New York City Transitional Finance Authority,
Future Tax Secured Revenue, VRDN
1.04% (SBPA; Bayerische Landesbank)
(cost $	500,000)		500,000	[e]	500,000

Total Investment (cost $		292,146,274)	98.3%		305,445,310
Cash and Receivables (Net)			1.7%		5,142,032
Net Assets			100.0%		310,587,342

The Fund

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	LR	Lease Revenue
AMBAC	American Municipal Bond	MBIA	Municipal Bond Investors Assurance
	Assurance Corporation		Insurance Corporation
FGIC	Financial Guaranty	RRR	Resources Recovery Revenue
	Insurance Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SONYMA	State of New York Mortgage Agency
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
HR	Hospital Revenue	VRDN	Variable Rate Demand Notes
IDR	Industrial Development Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	46.7
AA		Aa		AA	34.4
A		A		A	13.4
BBB		Baa		BBB	3.0
Not Rated [f]		Not Rated [f]		Not Rated [f]	2.5
					100.0

a Non income producing security—interest payments in default.

b	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Inverse floater security—the interest rate is subject to change periodically.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, these securities amounted to $15,899,485 or 5.1% of net assets.

e	Securities payable on demand.Variable interest rate—subject to periodic change.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	292,146,274	305,445,310
Cash		252,430
Interest receivable		5,260,996
Prepaid expenses		10,066
		310,968,802

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		223,219
Payable for shares of Common Stock redeemed		98,547
Accrued expenses		59,694
		381,460

Net Assets ( $)		310,587,342

Composition of Net Assets ($):
Paid-in capital		296,691,476
Accumulated undistributed investment income—net		107,828
Accumulated net realized gain (loss) on investments		489,002
Accumulated net unrealized appreciation
(depreciation) on investments		13,299,036

Net Assets ( $)		310,587,342

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		15,861,113
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		19.58

See notes to financial statements.

The Fund

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)

Investment Income ($):
Interest income	7,798,681
Expenses:
Management fee—Note 3(a)	963,798
Service plan and prospectus fees—Note 3(b)	321,266
Shareholder servicing costs—Note 3(b)	82,532
Professional fees	21,655
Custodian fees	17,836
Registration fees	7,080
Prospectus and shareholders’ reports	6,217
Directors’ fees and expenses—Note 3(c)	5,743
Loan commitment fees—Note 2	1,807
Miscellaneous	12,282
Total Expenses	1,440,216
Investment Income—Net	6,358,465

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	490,539
Net unrealized appreciation (depreciation) on investments	(4,657,972)
Net Realized and Unrealized Gain (Loss) on Investments	(4,167,433)
Net Increase in Net Assets Resulting from Operations	2,191,032

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	6,358,465	13,981,035
Net realized gain (loss) on investments	490,539	1,955,887
Net unrealized appreciation
(depreciation) on investments	(4,657,972)	(3,207,098)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,191,032	12,729,824

Dividends to Shareholders from ($):
Investment income—net	(6,296,736)	(13,942,718)
Net realized gain on investments	(1,997,737)	(3,100,197)
Total Dividends	(8,294,473)	(17,042,915)

Capital Stock Transactions ($):
Net proceeds from shares sold	28,358,726	121,938,084
Dividends reinvested	5,956,905	12,255,623
Cost of shares redeemed	(35,475,430)	(143,758,192)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,159,799)	(9,564,485)
Total Increase (Decrease) in Net Assets	(7,263,240)	(13,877,576)

Net Assets ($):
Beginning of Period	317,850,582	331,728,158
End of Period	310,587,342	317,850,582
Undistributed investment income—net	107,828	—

Capital Share Transactions (Shares):
Shares sold	1,416,951	6,064,461
Shares issued for dividends reinvested	297,510	609,357
Shares redeemed	(1,768,102)	(7,128,907)
Net Increase (Decrease) in Shares Outstanding	(53,641)	(455,089)

See notes to financial statements.

The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-
tributions.These figures have been derived from the fund’s financial statements.
	Six Months Ended
	April 30, 2004		Year Ended October 31,

	(Unaudited)	2003	2002[a]	2001		2000	1999

Per Share Data ($):
Net asset value,
beginning of period	19.97	20.26	20.10	19.19		18.65	20.66
Investment Operations:
Investment income—net	.40[b]	.85[b]	.90[b]	.92		.94	.94
Net realized and unrealized
gain (loss) on investments	(.27)	(.10)	.17	.91		.58	(1.77)
Total from Investment Operations	.13	.75	1.07	1.83		1.52	(.83)
Distributions:
Dividends from investment
income—net	(.39)	(.85)	(.91)	(.92)		(.94)	(.93)
Dividends from net realized
gain on investments	(.13)	(.19)	—	(.00)	[c]	(.04)	(.25)
Total Distributions	(.52)	(1.04)	(.91)	(.92)		(.98)	(1.18)
Net asset value, end of period	19.58	19.97	20.26	20.10		19.19	18.65

Total Return (%)	.61[d]	3.77	5.46	9.74		8.36	(4.16)

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.90[e]	.88	.89	.89		.91	.92
Ratio of net investment income
to average net assets	3.96[e]	4.22	4.54	4.67		4.96	4.72
Portfolio Turnover Rate	12.13[d]	31.28	26.35	17.77		18.98	32.53

Net Assets, end of period
($ x 1,000)	310,587	317,851	331,728	341,713	329,891		360,546
a As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or permium on a scientific basis for debt securities.
The effect of this change for the period ended October 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,783 during the period ended April 30, 2004, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 was as follows: tax exempt income $13,942,718 and long-term capital gains $3,100,197, respectively.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended April 30, 2004, there was no expense reimbursement pursuant to the Agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $155,264, Rule 12b-1 distribution fees $51,755 and transfer agency per account fees $16,200.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund’s shares, for servicing shareholder accounts, (“Servicing”) and for advertising and marketing relating to the fund.The Plan provides payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund’s average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred.The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, such aggregate amount not to exceed the greater of $100,000 or .005 of 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended April 30, 2004, the fund was charged $321,266 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $97,287 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended April 30, 2004, redemption fees charged and retained by the fund amounted to $12,489.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $39,254,084 and $37,745,915, respectively.

At April 30, 2004, accumulated net unrealized appreciation on investments was $13,299,036, consisting of $16,430,243 gross unrealized appreciation and $3,131,207 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

For More Information

General New York
Municipal Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York

One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
By E-mail Send your request
to info@dreyfus.com
On the Internet Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

© 2004 Dreyfus Service Corporation

0949SA0404

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not Applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

SSL-DOCS2 70134233v1

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SSL-DOCS2 70134233v1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	June 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	June 25, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	June 25, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

SSL-DOCS2 70134233v1